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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            August 21, 2000
                                                   -----------------------------



                                   e4L, Inc.
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               (Exact name of registrant as specified in charter)



       Delaware                     I-6715                    13-2658741
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(State or Other Juris-       (Commission File Number)    (IRS Employer Identi-
diction of Incorporation)                                 fication No.)


15821 Ventura Boulevard, 5th Floor, Los Angeles, CA               91436
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(Address of principle executive offices)                       (Zip Code)


Registrant's telephone number, including area code    818-461-6400
                                                   -----------------


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         (Former name or former address, if changed since last report.)

                      ____________________________________
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Item 5.   Other Events.

     On July 13, 2000 e4L, Inc. ("e4L") announced that it had received a commitment for $10 million of funding from Graybox, LLC ("Graybox"). The funding commitment, which had been subject to a non-binding letter of intent and completion of definitive documentation, was terminated by Graybox on August 21, 2000.

     e4L had previously disclosed in its Annual Report on Form 10-K for the fiscal year ended March 31, 2000, that it had executed a non-binding letter of intent pursuant to which, among other things, e4L would sell 75% of the equity of the subsidiaries comprising e4L's Austral-Asia business to certain investors. The transaction had been subject to normal closing conditions, including completion of satisfactory due diligence and finalization of definitive agreements. The letter of intent has expired and negotiations with respect to a possible transaction have been terminated.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          None.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              e4L, Inc.
                              (Registrant)


Date: August 31, 2000           By:      /s/ Daniel M. Yukelson
                                         --------------------------------------
                                Name:    Daniel M. Yukelson
                                Title:   Executive Vice President/Finance
                                         and Chief Financial Officer

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